Exhibit 10.2
NASDAQ, INC.
RESTRICTED STOCK UNIT AWARD CERTIFICATE

Award Date: April 1, 2025	Number of Restricted Stock Units: TOTAL_SHARES_GRANTED	Final Vesting Date: (See below)
THIS CERTIFIES THAT Nasdaq, Inc. (the “Company”) has on the Award Date specified above granted to
[NAME]
(the “Participant”) an award (the “Award”) to receive the number of Restricted Stock Units (the
“RSUs”) indicated in the box above labeled “Number of Restricted Stock Units,” each RSU representing the right to receive one share of the Company’s common stock, $0.01 per value per share (the “Share”), subject to certain restrictions and on the terms and conditions contained in this award certificate (“Award Certificate”) and the Nasdaq, Inc. Equity Incentive Plan (as
amended and restated April 24, 2018) (the “Plan”).  For purposes of this Award Certificate, if the
Participant is not employed by the Company, “Employer” means the Subsidiary that employs the
Participant. Capitalized terms not otherwise defined have the meanings set forth in the Plan. A copy of the Plan is available from People@Nasdaq, and is also available on the Company’s website.
*    *    *
1.Rights of the Participant with Respect to the Restricted Stock Units.
(a)Prior to vesting of the RSUs pursuant to Section 2, (i) the Participant shall not be treated as a shareholder as to Shares issuable to the Participant with respect to such RSUs, and shall only have a contractual right to receive such Shares following such vesting, unsecured by any assets of the Company or its Subsidiaries; (ii) the Participant shall not be permitted to vote the RSUs or the Shares issuable with respect to such RSUs; and (iii) the Participant’s right to receive such Shares following vesting of the RSUs shall be subject to the adjustment provisions set forth in Section 13 of the Plan.  The RSUs shall be subject to all of the restrictions hereinafter set forth.
(b)At the sole discretion of the Committee, the Participant shall be permitted to receive cash payments equal to the dividends and distributions paid on Shares (other than dividends or distributions of securities of the Company which may be issued with respect to
Shares by virtue of any stock split, combination, stock dividend or recapitalization) to the same extent as if each RSU was a Share, and those Shares were not subject to the restrictions imposed by this Award Certificate and the Plan; provided, however, that no dividends or distributions shall be payable to or for the benefit of the Participant with respect to record dates for such dividends or distributions occurring on or after the date, if any, on which the Participant has forfeited the RSUs.
2.Vesting.
(a)Except as otherwise provided under this Award Certificate, the RSUs shall vest in accordance with the following vesting schedule:  33% of the RSUs shall vest on the second anniversary of the Award Date (specified above); an additional 33% of the RSUs shall vest on the third anniversary of the Award Date; and the remaining balance of the RSUs shall vest on the fourth anniversary of the Award Date (the “Final Vesting Date”); provided, in each case, that the
Participant remains in continuous employment with the Company or any of its Subsidiaries until such date(s).
(b)If, prior to the Final Vesting Date of the RSUs under paragraph (a) above the
Participant has a Separation from Service (as defined in the Plan) with the Company or any of its
Subsidiaries for any reason (voluntary or involuntary), then such non-vested RSUs shall be immediately and irrevocably forfeited, except as otherwise provided in Section 8(e)(ii) of the
Plan (Separation from Service by reason of death or Retirement) or Section 12 of the Plan
(Separation from Service following a Change in Control). Notwithstanding anything to the contrary in the Plan or this Award Certificate, and for purposes of clarity, any Separation from
Service shall be effective as of the date the Participant’s active employment ends and shall not be extended by any statutory or common law notice period.
(c)If, prior to the vesting of the RSUs under paragraph (a) above the Participant is determined by the insurance carrier under the Company’s then-current long-term disability plan to be entitled to receive benefits under such plan, and, by reason of such Disability, is deemed to have a Separation from Service (within the meaning of the Plan), then an amount of unvested
RSUs shall vest as described in Section 8(e)(iii) of the Plan.
3.Issuance of Shares.  Following the applicable vesting date with respect to the RSUs, and subject to the terms and conditions of the Plan, the Company will issue Shares with respect to such vested RSUs net of any Shares withheld by the Company to satisfy the payment of taxes as described in Section 6 of this Award Certificate.  Such issuance shall take place as soon as practicable following the applicable vesting date (but in no event later than 60 days following the applicable vesting date described in Section 2(a), (b) or (c) above).  The Shares issued in respect of the RSUs shall be subject to such stop transfer orders and other restrictions as the Committee may determine is required by the rules, regulations, and other requirements of the Securities and
Exchange Commission, The Nasdaq Stock Market, any applicable federal, state or local laws and the Company’s Certificate of Incorporation and By-Laws, and the Committee may cause a legend or legends to be put on such Shares to make appropriate reference to such restrictions.
The Company may make delivery of Shares in settlement of RSUs by either (A) delivering certificates representing such Shares to the Participant, registered in the name of the Participant, or (B) by depositing such Shares into a stock brokerage account maintained for the Participant.
The Company will not deliver any fractional Shares but will instead round down to the next full number the amount of Shares to be delivered.
4.No Right to Continued Employment.  Neither the Plan nor this Award Certificate shall confer on the Participant any right to be retained, in any position, as an employee, consultant or director of the Company, and nothing in this Award Certificate or the Plan shall be construed to limit the discretion of the Company (or the Employer) to terminate the Participant’s employment at any time, with or without cause.

5.Transferability.
(a)The RSUs are not transferable and may not be sold, assigned, transferred, disposed of, pledged or otherwise encumbered by the Participant, other than by will or the laws of descent and distribution.  Upon such transfer (by will or the laws of descent and distribution), such transferee in interest shall take the rights granted herein subject to all the terms and conditions hereof.
(b)Subject to Section 5(a) hereof, in order to comply with any applicable securities laws, the Shares issued to the Participant with respect to vested RSUs may only be sold by the
Participant following registration of such Shares under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption therefrom.
(c) Following settlement and issuance of Shares, in the event the Company permits
Participant to arrange for sale of Shares through a broker or another designated agent of the
Company, Participant acknowledges and agrees that the Company may block any such sale and/
or cancel any order to sell placed by the Participant, in each case if the Participant is not then permitted under the Company’s insider trading policy to engage in transactions with respect to securities of the Company. If the Committee determines that the ability of the Participant to sell or transfer Shares is restricted, then the Company may notify the Participant in accordance with
Section 14 of this Award Certificate. The Participant may only sell such Shares in compliance with such notification from the Company.
6.Withholding.
(a)In order to comply with all applicable federal, state and local tax laws or regulations, the Company may take such actions as it deems appropriate to ensure that all applicable federal, state and local income, payroll or other taxes are withheld or collected from the Participant.
(b)In accordance with the terms of the Plan, and such rules as may be adopted by the
Committee under the Plan, the Participant may elect to satisfy the Participant’s federal, state and local tax withholding obligations arising from the receipt of, the vesting of or the lapse of restrictions relating to, or the settlement of, the RSUs, by one or a combination of (i) delivering cash, check or money order payable to the Company, (ii) delivering to the Company other
Shares, (iii) having the Company withhold a portion of the Shares otherwise to be delivered having a Fair Market Value sufficient to satisfy the statutory withholding required with respect thereto to the extent permitted by the Company; or (iv) having the Company (or the Subsidiary that employs the Participant) withhold any amounts necessary to pay the statutory withholding required from the Participant’s salary or other amounts payable to the Participant. The Company will not deliver any fractional Shares but will instead round down to the next full number the amount of Shares to be delivered. The Participant’s election must be made on or before the date that any such withholding obligation with respect to the RSUs arises. If the Participant fails to timely make such an election, the Company shall have the right to withhold a portion of the
Shares otherwise to be delivered having a Fair Market Value equal to the statutory amount of withholding with respect to applicable taxes, as determined by the Company in its sole discretion.  The net settlement of the shares underlying the vested RSUs and the delivery of
Shares previously owned are hereby specifically authorized alternatives for the satisfaction of the foregoing withholding obligation.  To the extent necessary to meet any obligation to withhold
Federal Insurance Contributions Act taxes before delivery of the Shares, the Company is authorized to deduct those taxes from other current wages or other compensation.

7.Governing Law.  This Award Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.
8.Amendments. The Company, acting by means of the Committee, has the right, as set forth in the Plan, to amend, alter, suspend, discontinue or cancel this Award, prospectively or retroactively; provided however, that no such amendment, alteration, suspension, discontinuance or cancelation of the RSUs will adversely affect the Participant’s material rights under this
Award Certificate without the Participant’s consent.  The Company has the authority to amend this Award Certificate, consistent with the foregoing, without the Participant’s written agreement, except as set forth in this Section 8.
In the event that the Company is reorganized or liquidated, or if all or substantially all of its assets are sold, or if the Company is merged or consolidated with another corporation or entity
(or in the event the Company consummates a written agreement to accomplish any of the foregoing), the Committee may, in its sole discretion and upon at least 10 days advance notice to the Participant, cancel any outstanding RSUs and cause the Participant to be paid (in cash or in stock, or any combination thereof) the value of such RSUs based upon the price per Share received or to be received in the transaction.
9.Administration.  This Award Certificate shall at all times be subject to the terms and conditions of the Plan.  The Committee shall have sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the Committee with respect thereto and this
Award Certificate shall be final and binding upon the Participant and the Company.  The
Committee has the authority and discretion to determine any questions which arise in connection with the award of the RSUs hereunder.
10.Compliance with Code Section 409A for U.S. Taxpayers.
(a)Distributions of Shares in settlement of RSUs as described herein which represent a “deferral of compensation” within the meaning of Code section 409A shall conform to the applicable requirements of Code section 409A, including, without limitation, the requirement that a distribution to a Participant who is a “specified employee” within the meaning of Code section 409A(a)(2)(B)(i) which is made on account of the specified employee’s Separation from
Service shall not be made before the date which is six (6) months after the date of Separation from Service. However, distributions as aforesaid shall not be deemed to be a “deferral of compensation” subject to Code section 409A to the extent provided in the exception in Treasury
Regulation Section 1.409A-1(b)(4) for short-term deferrals.
(b)It is the intention of the Company and Participant that this Award Certificate not result in an unfavorable tax consequences to Participant under Code Section 409A.  Accordingly, as permitted by the Plan, the Company may at any time (without the consent of the Participant)
modify or amend the Plan or this Award Certificate to the extent necessary to ensure that the
Award is not “deferred compensation” subject to Code Section 409A (or, alternatively, to conform to the requirements of Code Section 409A).  Any such amendments shall be made in a manner that preserves to the maximum extent possible the intended benefits to Participant.  This paragraph does not create an obligation on the part of Company to modify this Award Certificate and does not guarantee that the amounts or benefits owed under this Award Certificate will not be subject to interest and penalties under Code Section 409A.  For purposes of applying the provisions of Code Section 409A, to the extent applicable, each group of RSUs that would vest in accordance with Section 2(a) shall be treated as a separate payment.

(c)While the Company intends that this Award Certificate and the RSUs granted hereunder comply with or be exempt from the requirements of Code Section 409A and any related regulations or other guidance promulgated thereunder, neither the Company or the
Committee nor any of their respective affiliates shall be liable to any person for the tax consequences of any failure to comply with the requirements of Code Section 409A or any other tax consequences relating to this Award.
11.Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the
Participant, as a condition of receipt of Shares underlying an RSU, to sign any additional Award
Certificates or undertakings that may be necessary to accomplish the foregoing.
12.Nature of Grant.  In accepting the Award, the Participant acknowledges, understands and agrees that:
(i) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(ii)      all decisions with respect to future Awards or other grants, if any, will be at the sole discretion of the Company;
(iii)      the grant of the RSUs and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Subsidiary, and shall not interfere with the ability of the
Company, the Employer or any Subsidiary, as applicable, to terminate the Participant’s employment or service relationship (if any);
(iv)      the Participant is voluntarily participating in the Plan;
(v)      the RSUs and any Shares issued under the Plan and the income and value of the same are not intended to replace any pension rights or compensation;
(vi)      the future value of the Shares underlying the RSUs is unknown, indeterminable and cannot be predicted with certainty;
(vii)      unless otherwise agreed with the Company, the Award and the Shares subject to the Award, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary of the
Company;
(viii) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Separation from Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the
Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which the Participant is otherwise not entitled, the
Participant irrevocably agrees never to institute any claim against the Company, any of its
Subsidiaries or the Employer, waives his ability, if any, to bring any such claim, and releases the
Company, its Subsidiaries and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and

(viii) the Participant acknowledges and agrees that neither the Company, the Employer nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between the
Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the vesting and settlement of the RSU or the subsequent sale of any Shares issued upon settlement.
13.Consent to Collection, Processing and Transfer of Personal Data.  Pursuant to applicable personal data protection laws, the Company hereby notifies the Participant of the following in relation to the Participant’s personal data and the collection, processing and transfer of such data in relation to the Company’s grant of this Award and the Participant’s participation in the Plan.  The collection, processing and transfer of the Participant’s personal data are necessary for the Company’s administration of the Plan and the Participant’s participation in the Plan.  The Participant’s denial and/or objection to the collection, processing and transfer of personal data may affect the Participant’s participation in the Plan.  As such, the
Participant voluntarily explicitly and unambiguously acknowledges and consents (where required under applicable law) to the collection, use, processing and transfer of personal data as described in this Award Certificate and any other Award grant materials by and among, as applicable, the Company, its Subsidiaries and/or the Employer for the purpose of implementing, administering and managing the Participant's participation in the Plan.
The Company and its Subsidiaries, including the Employer hold certain personal information about the Participant, including, but not limited to his or her name, home address, email address and telephone number, date of birth, social security number, passport number or other employee identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in Participant’s favor
(“Data”), for the exclusive purpose of managing and administering the Plan.
The Company and its Subsidiaries, including the Employer, will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan, and the Company and its Subsidiaries, including the Employer, may each further transfer Data to a designated Plan broker, administrative agent or such other stock plan service provider as may be selected by the Company presently or in the future (a “Plan Service Provider”), which may be assisting the Company in the implementation, administration and management of the Plan.  These recipients may be located throughout the world. The Participant understands that if he or she resides outside the United
States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative.
The Participant hereby authorizes (where required under applicable law) the Company, any
Plan Service Provider and any other possible recipients which may assist the Company
(presently or in the future) to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the
Participant’s participation in the Plan. Furthermore, the Participant acknowledges and understands that the transfer of the Data to the Company or its Subsidiaries, including the
Employer, to any Plan Service Provider, or to any third parties is necessary for the
Participant’s participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.  If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, the Participant’s employment status or service and career with the Company and its Subsidiaries will not be affected. The only consequence of refusing or withdrawing the Participant’s consent is that the Company may not be able to grant the
Participant RSUs or other awards or administer or maintain such awards.  Therefore, the
Participant acknowledges that withdrawal of consent may affect the Participant’s ability to vest in or realize benefits from the RSUs, and the Participant’s ability to participate in the
Plan, in which case neither the Company nor any of its Subsidiaries, including the Employer, will have any liability or obligation to the Participant related to this Award.  For more information on the consequences of refusal to consent or withdrawal of consent, the
Participant understands that he or she may contact his or her local human resources representative.
Finally, upon request of the Company or the Employer, the Participant agrees to provide an executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Participant for the purpose of administering the
Participant’s participation in the Plan in compliance with the data privacy laws in the
Participant’s country, either now or in the future.  The Participant understands and agrees that the Participant will not be able to participate in the Plan if the Participant fails to provide any such consent or agreement requested by the Company and/or the Employer.
14.Notices.  Any notice, request, instruction or other document given under this Award
Certificate shall be in writing and may be delivered by such method as may be permitted by the
Company, and shall be addressed and delivered, in the case of the Company, to the Secretary of the Company at the principal office of the Company and, in the case of the Participant, to the
Participant’s address as shown in the records of the Company or to such other address as may be designated in writing (or by such other method approved by the Company) by either party.
15.Severability.  The invalidity or unenforceability of any provision of this Award
Certificate shall not affect the validity or enforceability of any other provision of this Award
Certificate, and each other provision of the Award Certificate shall be severable and enforceable to the extent permitted by law.
16.Award Subject to Plan; Amendments to Award.  This Award is subject to the Plan as approved by the shareholders of the Company.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference.  In the event of a conflict between any term or provision contained in this Award Certificate and a term or provision of the Plan, the applicable terms and provisions of this Award Certificate will govern and prevail.
17.Discretionary Nature of Plan; No Vested Rights.  The grant of the Award represented by this Award Certificate is exceptional, voluntary and occasional and does not create any contractual or other right to receive an award or benefit in lieu of an award in the future, even if awards have been granted in the past.  Future Awards, if any, will be at the sole discretion of the
Company, including, but not limited to, the form and timing of an Award, the number of Shares subject to the Award, and the vesting provisions.  Any amendment, modification or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the
Participant’s employment with the Company.
18.Private Placement.  The grant of the RSUs is not intended to be a public offering of securities in the Participant’s country of residence (and country of employment, if different).
The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the RSUs is not subject to the supervision of the local securities authorities.

19.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant's participation in the Plan, or his acquisition or sale of the underlying Shares.  The Participant acknowledges that he should consult with his own personal tax, legal and financial advisors regarding his participation in the Plan before taking any action related to the Plan.
20.Clawback.  Notwithstanding any provision to the contrary, any “clawback” or
“recoupment” policy required under applicable law or provided for under Company policy, as amended from time to time, shall automatically apply to this Award.
21.Entire Agreement. This Award Certificate represents the entire understanding and agreement between the parties with respect to the subject matter of this Award Certificate and supersedes and replaces all previous agreements, arrangements, understandings, rights, obligations and liabilities between the parties in respect of such matters.
22.Execution of Agreement.  By electronically or otherwise accepting this Award
Certificate, the Participant acknowledges his or her understanding and acceptance of the terms and conditions of the Award.  The Company has no obligation to issue the Participant Shares under this Award Certificate if the Participant does not accept the Award.  Further, any acceptance of Shares issued pursuant to this Award Certificate shall constitute the Participant’s acceptance of the Award and the Participant’s agreement with all terms and conditions of the
Award, as set forth in the Plan and this Award Certificate.
23.Insider Trading / Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s or the Participant’s broker’s country of residence or where the Shares are listed, the Participant may be subject to insider trading and/or market abuse laws, which may affect the
Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to shares (e.g.,
RSUs) or rights linked to the value of shares (e.g., phantom awards, futures) during such times as the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a "need to know") and (ii) "tipping" third parties or causing them otherwise to buy or sell securities. The
Participant should keep in mind third parties includes fellow employees. The requirements of these laws may or may not be consistent with the terms of any applicable Company’s insider trading policy.  The Participant acknowledges that it is his or her responsibility to be informed of and compliant with any such laws and such Company policies, and is hereby advised to speak to his or her personal legal advisor on this matter.
24.Waiver. The Participant acknowledges that a waiver by the Company of a breach of any provision of this Award Certificate shall not operate or be construed as a waiver of any other provision of this Award Certificate, or of a prior or subsequent breach by the Participant or any other Participant.

NASDAQ, INC.
By:    Bryan Smith
Title: EVP and Chief People Officer